UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 10, 2007

    ARI NETWORK SERVICES, INC.

(Exact name of registrant as specified in its charter)

Wisconsin (State or other jurisdiction of incorporation)	0-19608 (Commission File Number)	39-1388360 (IRS Employer Identification No.)

11425 West Lake Park Drive, Suite 900 Milwaukee, Wisconsin (Address of principal executive offices)	53224 (Zip Code)

Registrant’s telephone number, including area code:  (414) 973-4300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On September 12, 2007, the Company announced that Mr. Timothy Sherlock, the Company’s Chief Financial Officer, resigned effective September 10, 2007.

(c)

Mr. Brian Dearing, the Company’s Chairman and Chief Executive Officer, will serve as the Company’s interim Chief Financial Officer effective September 12, 2007 and until such time as Mr. Sherlock’s permanent replacement is identified.  In addition to acting as interim Chief Financial Officer, Mr. Dearing will continue his role as Chairman and Chief Executive Officer.  Mr. Dearing’s business experience during the past five years is incorporated herein by reference to the Company’s definitive proxy statement on Schedule 14A filed on November 6, 2006.  Mr. Dearing does not have any family relationships or related party transactions that are required to be disclosed.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No	Description

99.1	Press Release dated September 12, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 13, 2007

ARI NETWORK SERVICES, INC.

By:  /s/ Brian E. Dearing

Brian E. Dearing

Chairman, Chief Executive Officer and

  interim Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated September 12, 2007